UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment Number 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   July 18, 2012

EFL OVERSEAS, INC.
(Name of Small Business Issuer in its charter)

Nevada	000-54328	26-3062721
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 600, Houston, Texas  77060
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (281) 260-1034

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

EFL Overseas, Inc. is filing this Amendment Number 1 on Form 8-K/A to its Form 8-K that was originally filed with the Securities and Exchange Commission (“SEC”) on July 24, 2012 (the “Original 8-K/A”) to expand the financial information provided in connection with our acquisition of Devon Canada’s entire right and interest in the Kotaneelee Gas Project. Such expanded information includes audited schedules of revenue and expenses for the Devon Kotaneelee Properties for the years ended December 31, 2011 and 2010 together with our proforma financial information as of July 18, 2012.

This Amendment Number 1 continues to speak as of the date of the Original 8-K, and we have not updated the disclosure contained herein to reflect any events that occurred at a later date other than those set forth above. All information contained in this Amendment Number 1 is subject to updating and supplementing as provided in our periodic reports filed with the SEC subsequent to the date of the filing of the Original 8-K.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 18, 2012, we completed an acquisition of Devon Canada’s (“Devon”) entire right and interest (generally a working interest of 22.989%, with a working interest of 69.337% in one producing gas well) in the Kotaneelee Gas Project (“KGP”). The KGP covers 30,188 gross acres in the Yukon Territory in Canada, and includes; a gas dehydration plant (capacity: 70 million cubic feet per day (“MMCFD”)), one gas well producing approximately 3.5 MMCFD, one water disposal well (capacity: 6,000 barrels per day), and two suspended gas wells. The KGP has a fully developed gas gathering, sales and delivery infrastructure, airstrip, roads, flarestack, storage tanks, barge dock and permanent camp facilities. We believe the KGP has significant conventional and shale gas potential and is supported by an environment of growing investment in gas processing and export in the Pacific Northwest. We had no previous relationship with Devon other than in respect to the acquisition.

In exchange for Devon’s working interest in the KGP, (the “Devon Assets”), we paid CAD$293,700 (USD$289,295) in cash, and indemnified Devon against its portion of the abandonment, reclamation and environmental liabilities associated with the Devon Assets. Early estimates of those liabilities range from USD$7,000,000 to USD$8,000,000. To secure our indemnity, we provided Devon a corporate guarantee (the “Guarantee”) in the amount of CAD$10,000,000 (USD$9,830,000) and delivered a letter of credit in the amount of CAD$4,380,000 (USD$4,306,000) to Devon (the “Devon LOC”). We also agreed to deliver a letter of credit in the amount of CAD$625,000 (USD$614,000) to the government of the Yukon Territory as soon as practicable (the “Yukon LOC”). The amounts of the Devon LOC and Yukon LOC reduce the amount of the Guarantee on a dollar-for-dollar basis. We intend to actively develop and explore the KGP lands which will defer potential abandonment and reclamation liabilities into the longer term.

The Guarantee was provided to Devon by our largest shareholder, Holloman Corporation, in exchange for 3,250,000 shares of our restricted common stock. Likewise, the Devon LOC was provided to Devon by Pacific LNG Operations Ltd. (“PLNG”). PLNG is also committed to provide the Yukon LOC to the government of the Yukon Territory. In exchange for the Devon LOC and Yukon LOC we issued PLNG 4,000,000 shares of our restricted common stock. PLNG is an investor specializing in energy related transactions and is currently a 47.5% partner in Liquid Niugini Gas Ltd., a company established to build and operate a facility to deliver liquid natural gas and natural gas liquids in Papua New Guinea. PLNG is also a substantial interest holder in the Elk and Antelope gas discoveries in Papua New Guinea. Henry Aldorf, the Chairman of our Board of Directors, is a director of PLNG.

In addition to providing the Yukon LOC, we committed to certain post closing undertakings which include, but are not limited to; the completion of assignments of service, transportation and handling agreements, and the registration of all conveyances and transfers.

Other

On July 7, 2012 we signed a letter of intent (the “Nahanni LOI”) with Nahanni Energy, Inc. (“Nahanni”) for the acquisition of an additional 30.664% working interest in the KGP (the “Nahanni Assets”).

Under the terms of the Nahanni LOI, we will purchase the Nahanni Assets for CAD$400,000 (USD$393,000) in cash, and CAD$4,100,000 (USD$4,030,000) payable in shares of our restricted common stock. We have also agreed to indemnify Nahanni against its portion of the abandonment, reclamation and environmental liabilities associated with the Nahanni Assets. Early estimates of those liabilities range from USD$9,200,000 to USD$10,700,000. We anticipate our acquisition of the Nahanni Assets will be facilitated by a tax deferred exchange of shares.

The Nahanni LOI is subject to certain conditions which include, but are not limited to; execution of definitive agreements, and board/shareholder approvals. In connection with the approval of Nahanni shareholders, we have obtained Nahanni shareholder lock-up agreements in quantities we believe will be sufficient to insure the ultimate  approval of our acquisition of the Nahanni Assets by the Nahanni shareholders.

We are also pursuing the acquisition of additional working interests in the KGP.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

Financial Statements of Business Acquired

The accompanying statements include revenues from the sale of natural gas production and direct operating expenses associated with the Devon Assets for the periods prior to the closing date. Revenues and direct operating expenses are presented on the accrual basis of accounting and were derived from Devon’s historical accounting records. During the periods presented, the Devon Assets were not accounted for or operated as a separate division or entity by Devon, therefore, certain expenses such as depreciation, depletion and amortization, asset retirement, future capital costs, impairment of unevaluated properties, bad debt expense, general and administrative, interest and corporate income taxes were not allocated to the Devon Assets. Accordingly, complete separate financial statements reflecting the financial position, results of operations and cash flows of the Devon Assets prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) are not presented because the information necessary to prepare such statements is neither readily available on an individual property basis, nor practicable to obtain in these circumstances. As such, the accompanying statements are not intended to be a complete presentation of the revenues and expenses of the Devon Assets and are not indicative of the results of the operation of the Devon Assets going forward due to the omission of various expenses as described above. Accordingly, the accompanying statements of revenues and direct operating expenses of the Devon Assets are presented in lieu of the GAAP financial statements required under section 210.8-04 of SEC Regulation S-X.

Schedules of Revenue and Expenses for the

DEVON KOTANEELEE PROPERTIES

Years ended December 31, 2011 and 2010 and

Three and Six months ended June 30, 2012 and 2011 (Unaudited)

Independent Auditors’ Report

We have audited the accompanying Schedules of Revenues and Expenses for the Properties prepared for Devon Canada Corporation’s Kotaneelee properties (the “Properties”) acquired by EFL Overseas Inc., for the years ended December 31, 2011 and 2010 and notes, comprising a summary of significant accounting policies and other explanatory information (together “the schedules”).  These schedules are prepared by management in accordance with United States generally accepted accounting principles and are the responsibility of the Company’s management.

Management’s Responsibility for the Schedules

Management is responsible for the preparation of the schedules in accordance with the financial reporting framework as described in Note 1 to the schedules for the purposes of providing information to EFL Overseas Inc.; this includes determining that the basis of accounting is an acceptable basis for the preparation of the schedules in the circumstances, and for such internal control as management determines is necessary to enable the preparation of the schedules that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these schedules based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America established by the American Institute of Certified Public Accountants. Those standards require that we comply with ethical requirements and plan and perform the audits to obtain reasonable assurance about whether the schedules are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the schedules. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the schedules, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation of the schedules in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the schedules.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis of Accounting

Without modifying our opinion, we draw attention to Note 1 to the schedules, which describes the basis of accounting. The schedules were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1.  The presentation in not intended to be a complete presentation of the acquired Properties described above.  As a result, the schedules may not be suitable for another purpose.

Opinion

In our opinion, the schedules present fairly, in all material respects, the revenues and expenses for the Properties for the years ended December 31, 2011 and 2010 in accordance with United States generally accepted accounting principles.

Chartered Accountants
September 26, 2012
Calgary, Canada

DEVON KOTANEELEE PROPERTIES

Schedules of Revenue and Expenses for the Properties
(in U.S. dollars)

	Three months ended June 30,		Six months ended June 30,		Years ended December 31,
	2012	2011	2012	2011	2011	2010
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(audited)	(audited)

Revenue	$336,545	$740,345	$720,579	$1,439,883	$2,685,631	$3,197,096

Royalties	(7,842)	(54,737)	(15,722)	(100,197)	(168,187)	(363,831)

	328,703	685,608	704,857	1,339,686	2,517,444	2,833,265

Operating Costs	(334,295)	(518,672)	(825,115)	(1,053,451)	(2,201,494)	(2,008,893)

Revenue net of costs	$(5,592)	$166,936	$(120,258)	$286,235	$315,950	$824,372

See accompanying notes to the Schedules of Revenue and Expenses for the Properties.

DEVON KOTANEELEE PROPERTIES
Notes to Schedules of Revenue and Expenses for the Properties

Years ended December 31, 2011 and 2010

1. Basis of Presentation:

On June 29, 2012, EFL Overseas Inc. and Devon Canada Corporation (“Devon Canada”) entered into an agreement whereby EFL Overseas Inc. will acquire certain Kotaneelee properties (“the Properties”) from Devon Canada.

The schedules of revenue and expenses for the Properties include the operations of the Properties by Devon Canada. The schedules of revenue and expenses for the Properties includes only amounts applicable to the working interest of Devon Canada and do not include any provision for depletion and depreciation, asset retirement, future capital costs, impairment of unevaluated properties, bad debt expense, general and administrative costs or income taxes for the Properties as these amounts are based on the consolidated operations of Devon Canada of which the Properties formed only a part.  Accordingly, complete separate financial statements reflecting the financial position, results of operations and cash flows of the Properties are not presented because the information necessary to prepare such statements is neither readily available on an individual property basis, nor practicable to obtain in these circumstances. As such, the accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to represent  a complete set of financial statements reflecting financial position, results of operations, shareholders’ equity and cash flows of the Properties, and are not indicative of the financial condition and  results of operations for the Properties going forward.

2. Significant Accounting Policies:

(a)	Revenue:

Revenue from the sale of natural gas is recorded at the time that the product is produced and sold to purchasers at a fixed and determinable price, delivery has occurred and title transferred.

(b)	Royalties:

Royalties are recorded at the time the product is produced and sold. Royalties are calculated in accordance with Alberta Energy regulations or the terms of individual royalty agreements.

(c)
Operating expenses:

Operating expenses are recognized when incurred and include amounts incurred to bring the natural gas to the surface, gather, transport, field process, treat and store same. Operating expenses are reflected net of gathering, processing and transportation revenue associated with the Properties.

3. Supplemental Oil and Gas Reserve Information (unaudited):

The following tables summarize the net ownership interest in the proved oil and gas reserves and the standardized measure of discounted future net cash flows related to the proved oil and gas reserves for the Properties.  The estimates were prepared by Devon Canada based on the internal reserve reports prepared for Form 10-K annual reports for its parent, Devon Energy Corporation, for the years ended December 31, 2011 and 2010.   The standardized measure presented here excludes income taxes as the tax basis for the Properties is not applicable on a go-forward basis.  The proved oil and gas reserve estimates and other components of the standardized measure were determined in accordance with the authoritative guidance of the Financial Accounting Standards Board and the Securities and Exchange Commission.

Proved Oil and Gas Reserve Quantities

The following table presents the estimated proved reserves for the Properties:

	Total proved reserves	Proved developed reserves	Proved undeveloped reserves
Gas reserves - Mmcf
January 1, 2010	1,501	1,501	-
Revisions of previous estimates	(26)	(26)
Production	(795)	(795)
December 31, 2010	680	680	-

Revisions of previous estimates	24	24
Production	(704)	(704)
December 31, 2011	-	-	-

DEVON KOTANEELEE PROPERTIES
Notes to Schedules of Revenue and Expenses for the Properties

Years ended December 31, 2011 and 2010

Standardized Measure

The standardized measure of discounted future net cash flows before income taxes related to the proved oil and gas reserves of the Properties is as follows:

	Year ended December 31,
	2011	2010
	US $000

Future cash inflows	$-	$2,346
Future development costs	(5,647)	(5,592)
Future production costs	-	(1,803)
Future net cash inflows (outflows)	(5,647)	(5,049)
10% discount to reflect timing of cash flows	1,178	1,507
Standardized measure of discounted cash
inflows (outflows)	$(4,469)	$(3,542)

Future cash inflows, development and production costs were computed by Devon Canada using the same assumptions for prices and costs that were used to estimate Devon Canada’s proved oil and gas reserves at the end of each year.  For 2010, the gas price averaged $3.90 per Mcf.

Future development costs include future asset retirement costs.  Future production costs do not include any general and administrative expenses.

The standardized measure presented here does not include the effects of income taxes as the tax basis for the properties is not applicable on a go-forward basis.  A discount factor of 10% was used to reflect the timing of future net cash flows.  The standardized measure of discounted future net cash flows is not intended to represent the replacement cost or fair value of the Properties.

Changes in Standardized Measure

The principal changes in the standardized measure of discounted future net cash inflows (outflows) are as follows:

	Year ended December 31,
	2011	2010
	US $000

Beginning balance	$(3,542)	$(1,414)
Sales of gas, net of production costs	(316)	(824)
Net changes in prices and production costs	(159)	(398)
Revisions of quantity estimates	(44)	(241)
Accretion of discount	(354)	(141)
Other	(54)	(524)

Ending balance	$(4,469)	$(3,542)

Pro Forma Financial Information

The unaudited financial information presented below summarizes the combined results of our operations and the Devon Assets, on a pro forma basis as though the acquisition had taken place at the beginning of each period presented. The pro forma information is based upon the results of our operations for nine months ended May 31, 2012, and for fiscal year ended August 31, 2011, on historical results of the Devon Assets, and on estimates of the effect of the acquisition on the combined results. The pro forma information is not necessarily indicative of the results that would have occurred had the acquisition been completed during the periods indicated, or of results that may occur in the future.

EFL OVERSEAS, INC.
(An Exploration Stage Company)
PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	EFL OVERSEAS, INC.				EFL OVERSEAS, INC.
	(Pre-Acquisition)	PRO FORMA ADJUSTMENTS			(Post-Acquisition)
	May 31, 2012	Debit		Credit	May 31, 2012
	(Unaudited)				(Unaudited)

ASSETS
CURRENT ASSETS
Cash	$112,179	-	(a)	289,295	$(177,116)
Prepaids	6,040	-		-	6,040
Other	5,604	-		-	5,604
Current assets	123,823	-		289,295	(165,472)

OTHER ASSETS
Oil & Gas	-	5,862,000	(a)	-	5,862,000
Plant, pipeline, improvements and equipment	-	7,055,000	(a)	-	7,055,000
Land	-	3,211,000	(a)	-	3,211,000
Other	-	20,295	(a)	-	20,295
Other assets	-	16,148,295		-	16,148,295

Total assets	$123,823	$16,148,295		$289,295	$15,982,823

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$370,195	-		-	$370,195
Notes payable	-	-		-	-
Asset retirement obligation	80,000	-		-	80,000
Current liabilities	450,195	-		-	450,195

LONG TERM LIABILITIES
Asset retirement obligations	-	-	(a)	7,058,000	7,058,000
Long term liabilities	-	-		7,058,000	7,058,000

STOCKHOLDERS' EQUITY (DEFICIT)
Capital Stock	7,268	-	(a)	7,250	14,518
Additional paid-in capital	1,900,593	-	(a)	8,692,750	10,593,343
Deficit accumulated during the exploration stage	(2,234,233)	-	(a)	101,000	(2,133,233)
Total stockholders' equity (deficit)	(326,372)	-		8,801,000	8,474,628

Total liabilities and stockholders' equity (deficit)	$123,823	-		15,859,000	$15,982,823
		16,148,295		16,148,295

The accompanying notes are an integral part of these unaudited financial statements.

 EFL OVERSEAS, INC.
(An Exploration  Stage Company)
PRO FORMA STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended May 31, 2012			Year Ended August 31, 2011
	Actual	Adjustments	Pro Forma	Actual	Adjustments	Pro Forma
REVENUE		(b)			(b)
Gas Sales, net	$-	1,337,055	$1,337,055	$-	2,599,657	$2,599,657

OPERATING EXPENSES
Office, travel and general	(60,132)		(60,132)	(84,134)		(84,134)
Management fees	(225,000)		(225,000)	(173,548)		(173,548)
Consulting	(142,953)		(142,953)	(331,851)		(331,851)
Professional fees	(130,853)		(130,853)	(121,996)		(121,996)
Direct operating expense	-	(1,524,748)	(1,524,748)	-	(2,253,138)	(2,253,138)
Oil and gas property impairment	(44,335)		(44,335)	(835,659)		(835,659)
	(603,273)	(187,693)	(790,966)	(1,547,188)	346,519	(1,200,669)
OTHER (INCOME) EXPENSE
Gain on forgiveness of accounts payable	-		-	-		-
NET LOSS	$(603,273)	(187,693)	$(790,966)	$(1,547,188)	346,519	$(1,200,669)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.08)		$(0.05)	$(0.23)		$(0.09)

WEIGHTED AVERAGE NUMBER OF BASIC
AND DILUTED COMMON SHARES OUTSTANDING	7,227,126		14,477,126	6,855,836		14,105,836

The accompanying notes are an integral part of these unaudited financial statements.

(a)
The purchase of the Devon Assets was accounted for under the acquisition method of accounting and, as such, the assets and liabilities related to the Devon Assets are recognized at their estimated fair values as of the date of the acquisition. Based upon our preliminary evaluation, the estimated fair value of the Devon Assets approximates the consideration paid. The consideration paid for the Devon Assets is allocated to the appropriate assets and liabilities aquired in the pro forma balance sheet at fair market value.

(b)
Gas sales, net of royalties paid at the time the product is produced together with direct operating expenses have been recognized on a pro forma basis for the periods indicated.

Since the audited financial statements for the Devon Assets reported revenues less direct operating expenses based upon calendar year end accounting, we constructed our unaudited pro forma statements of operations by adjusting net gas sales and oil and gas operating expense for the appropriate periods as follows:

Adjustment for the nine months ended May 31, 2012
		LESS:	ADD:
	Six Months Ended June 30, 2012	June 2012	September 2011 to December 2011	Nine Months Ended May 31, 2012

Gas sales, net	$704,857	$(99,152)	$731,350		$1,337,055
Direct operating expense	(825,115)	80,575	(780,208)		(1,524,748)
	$(120,258)	$ (18,577)	$ (48,858)	$	(187,693)

Adjustment for the year ended August 31, 2011
		LESS:	ADD:
	Year Ended December 31, 2011	September 2011 to December 2011	September 2010 to December 2010	Year Ended August 31, 2011

Gas sales, net	$2,517,444	$(731,350)	$813,562	$2,599,657
Direct operating expense	(2,201,494)	780,208	(831,851)	(2,253,138)
	$315,950	$48,858	$ (18,289)	$346,519

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFL OVERSEAS, INC.

Date: September 27, 2012	By:	/s/ Robert Wesolek
Robert Wesolek
Chief Financial Officer